Citigroup Alternative Investments Multi-Adviser

Hedge Fund Portfolios LLC

731 Lexington Avenue, 25th Floor

New York, NY 10022

(212) 559-4999

___________________________________________

TO THE OFFERING MEMORANDUM

DATED JULY 27, 2007

___________________________________________

This Supplement modifies the Offering Memorandum dated July 27, 2007 for Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios

LLC (the “Company”). All capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Offering Memorandum.

TRADE ERROR PROCEDURES

Citigroup Alternative Investments LLC (the “Adviser”) has adopted procedures (the “Trade Error Procedures”) that include (a) a definition of “trade errors” in the context of funds of hedge funds, (b) the processes to be followed in the event that such errors occur and the responsibilities of the parties involved, (c) the requirement to maintain certain records, (d) a description of the approvals required and (e) the escalation mechanisms in the event of significant losses and/or unresolved issues.

Pursuant to the Trade Error Procedures, following an error by (i) the Adviser’s investment team or (ii) the Administrators or their affiliates in the execution of a subscription or withdrawal/redemption decision or instruction (each such error, a “Trade Error”), (A) in the event that such Trade Error has resulted in a gain to the Company, the Company will generally retain the amount of such gain and (B) in the event that such Trade Error has resulted in a loss to the Company, the Adviser will generally (I) make the Company whole for the amount of such loss and (II) pay interest at a rate equal to the rate that would have been earned in the Company’s interest-bearing account in respect of such amount for the period from the effective date of the erroneous subscription or withdrawal/redemption decision or instruction through the date of payment, in each case within two to five business days of the date of determination of the final amount of the loss.